UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 1, 2011

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On February 1, 2011, Assured Guaranty Ltd. (“Assured Guaranty”) will host a conference call and webcast to discuss the release by Standard & Poor’s Ratings Services on January 24, 2011 of a publication entitled “Request for Comment: Bond Insurance Criteria.”  In the publication, S&P requests comments on proposed changes to its bond insurance criteria.

The conference call will begin at 11:00 a.m. Eastern time (12:00 p.m. Atlantic time); it will be available via live and archived webcast.  Slides that Assured Guaranty intends to use during the conference call will be available prior to the call.  The live and archived webcasts, as well as the slides, can be accessed from Assured Guaranty’s website at http://www.assuredguaranty.com/presentations.  You can also listen to the call live by dialing (866) 730-5766 (in the U.S.) or (857) 350-1590 (International), passcode 15065198.  A replay of the call will be available through March 1, 2011 by dialing (888) 286-8010 (in the U.S.) or (617) 801-6888 (International), passcode 47220665.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ James M. Michener
		Name:	James M. Michener
		Title:	General Counsel

DATE: February 1, 2011

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